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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  JUNE 4, 1997  (JUNE 2, 1997)

                              OUTDOOR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                          0-28256                86-0736400
(State or other jurisdiction            (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)


2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                  85009
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (602) 246-9569


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS


         On June 2, 1997, the Registrant entered into an amendment (the "Amendment") to the Underwriting Agreement dated May 22, 1997 among the Registrant, certain selling stockholders named therein and Alex. Brown & Sons Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, CIBC Wood Gundy Securities Corp., Montgomery Securities and Prudential Securities Incorporated. The Amendment is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

        At the Annual Meeting of Stockholders held on May 29, 1997, the Registrant's stockholders approved an amendment to the Registrant's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60 million to 200 million. This amendment is reflected in the Registrant's Fourth Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware. The Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 99.2 hereto.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1. Amendment No. 1 dated June 2, 1997 to Underwriting Agreement dated May 22, 1997 by and among the Registrant, the selling stockholders named therein, Alex. Brown & Sons Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, CIBC Wood Gundy Securities Corp., Montgomery Securities and Prudential Securities Corporation.

                  99.2     Fourth Amended and Restated Certificate of
                           Incorporation.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 4, 1997


                                                OUTDOOR SYSTEMS, INC.



                                                 By:  /s/  BILL M. BEVERAGE
                                                 ---------------------------
                                                 Bill M. Beverage
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary





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                                 EXHIBIT INDEX

                                                                Sequential
Exhibit                                                            Page
 No.                    Description                               Number
-------                 -----------                             ----------
 99.1.   Amendment No. 1 dated June 2, 1997 to Underwriting
         Agreement dated May 22, 1997 by and among the
         Registrant, the selling stockholders named
         therein, Alex. Brown & Sons Incorporated,
         Donaldson, Lufkin & Jenrette Securities
         Corporation, CIBC Wood Gundy Securities Corp.,
         Montgomery Securities and Prudential Securities
         Corporation.

 99.2    Fourth Amended and Restated Certificate of
         Incorporation.

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